Exhibit 10.1

FORM OF

CONTRIBUTION AGREEMENT

BY AND AMONG

GPM PETROLEUM LP,

GPM INVESTMENTS, LLC,

GPM2, LLC,

GPM3, LLC,

GPM SOUTHEAST, LLC,

GPM PETROLEUM GP, LLC,

GPM PETROLEUM, LLC,

WOC SOUTHEAST HOLDING CORP.,

VILLAGE PANTRY, LLC,

AND

COLONIAL PANTRY HOLDINGS, LLC,

DATED AS OF             , 2015

CONTRIBUTION AGREEMENT

This Contribution Agreement, dated as of             , 2015 (this “Agreement”), is entered into by and among GPM Investments, LLC, a Delaware limited liability company (“GPM”), GPM Petroleum, LLC, a Delaware limited liability company (“OpCo”), GPM Petroleum GP, LLC, a Delaware limited liability company (the “General Partner”), WOC Southeast Holding Corp., a Delaware corporation (“MW Corp”), GPM2, LLC, a Delaware limited liability company (“GPM2”), GPM3, LLC, a Delaware limited liability company (“GPM3”), GPM Southeast, LLC, a Delaware limited liability company (“GPM Southeast”), Colonial Pantry Holdings, LLC, a Delaware limited liability company (“Colonial Pantry”), Village Pantry, LLC, an Indiana limited liability company (“Village Pantry”) and GPM Petroleum LP, a Delaware limited partnership (the “Partnership”). The above named entities are sometimes referred to herein as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, GPM owns a 100% limited partner interest in the Partnership (the “Initial LP Interest”) and a 100% limited liability company interest in the General Partner;

WHEREAS, the General Partner owns a non-economic general partner interest in the Partnership;

WHEREAS, GPM owns a 100% limited liability company interest in OpCo;

WHEREAS, GPM owns a 100% limited liability company interest in each of GPM2, GPM3 and GPM Southeast;

WHEREAS, MW Corp owns an indirect 100% limited liability company interest in each of Colonial Pantry and Village Pantry;

WHEREAS, in furtherance of the objectives and purposes set forth above in the preceding recitals, the Parties hereby acknowledge that each of the following actions was taken in the following order prior to the date hereof:

1.	GPM formed GPM MW GP, Inc. as a new wholly-owned Delaware corporation (“MW Sub”) to which GPM contributed the required amount of capital in exchange for all of the shares in MW Sub;

2.	GPM transferred a 1% interest in GPM Midwest, LLC (“MW LLC”) to MW Sub;

3.	An agreement was entered into regarding the Road Ranger Acquisition (as amended, the “Road Ranger APA”), which provided for the following:

a.	MW LLC was the purchaser of the assets acquired in the Road Ranger Acquisition and GPM the guarantor of MW LLC’s obligations under the Road Ranger APA;

b.	The Road Ranger APA specifically identified the supplier based intangible representing the wholesale fuel distribution business (the “RR SBI”) and ascribed a $24.1 million value to the RR SBI;

c.	The purchase price for the Road Ranger Acquisition after giving effect to the sale and subsequent leaseback of two real estate properties was $30.9 million plus the inventory and cash;

4.	MW LLC borrowed $24.1 million and $5.9 million, pursuant to separate notes, from two affiliates of GPM. MW LLC borrowed $22.5 million from one GPM affiliate pursuant to two notes in the amounts of $18.043 million (the “$18.043 million Note”) and $4.457 million. MW LLC borrowed $7.5 million from the other GPM affiliate pursuant to two notes in the amounts of $6.014 million (the “$6.014 million Note”) and $1.486 million. GPM guaranteed MW LLC’s obligations under the four notes.

5.	MW LLC conveyed the RR SBI to GPM in exchange for the assumption by GPM of the $18.043 million Note and the $6.014 million Note (together, the “Affiliate Notes”). MW LLC and GPM entered into a wholesale fuel supply agreement pursuant to which GPM supplies fuel to all of MW LLC’s convenience stores (the “GPM RR Distribution Contract” and, together with the RR SBI, the “RR Agreements”).

6.	GPM formed the General Partner under the terms of the Delaware Limited Liability Company Act (the “Delaware LLC Act”) and contributed $1,000 in exchange for all of the member interests in the General Partner.

7.	The General Partner and GPM formed the Partnership under the terms of the Delaware Revised Uniform Limited Partnership Act and contributed $0 and $1,000, respectively, in exchange for a 0% non-economic general partner interest and the Initial LP Interest, respectively, in the Partnership.

8.	GPM formed OpCo under the terms of the Delaware LLC Act and contributed $1,000 in exchange for all the membership interests in OpCo.

WHEREAS, GPM and the General Partner entered into an Agreement of Limited Partnership of the Partnership, effective as of April 9, 2015 (the “Original LPA”);

WHEREAS, in connection with the Partnership’s formation, the General Partner and GPM contributed to the Partnership $0 in cash and $1,000 in cash (the “Initial Capital Contribution”), respectively, in exchange for a 0% noneconomic general partner interest and the Initial LP Interest, respectively;

WHEREAS, GPM has formed OpCo pursuant to the Delaware LLC Act for any lawful purposes;

WHEREAS, immediately prior to the Effective Time, each of the following actions shall have occurred in the following order:

1.	GPM and, as applicable, GPM2, GPM3 and GPM Southeast, will transfer to OpCo:

a.	all of GPM’s right, title, duties, obligations and interests under the RR Agreements and GPM’s obligations under the RR Agreements, pursuant to that certain Assignment and Assumption of the RR Agreements (the “RR Agreements Assignment”);

b.	all of GPM’s right, title, duties, obligations and interests under the wholesale fuel supplier-based intangible associated with the convenience stores of GPM and its subsidiaries other than the convenience stores and consignment locations owned by MW LLC, MW Corp and the subsidiaries of MW Corp (the “GPM SBI”), pursuant to that certain Assignment and Assumption of the GPM SBI (the “GPM SBI Assignment”);

c.	all of GPM’s right, title, duties, obligations and interests under its contracts to (i) supply fuel to sub-wholesalers and (ii) supply fuel to and receive transportation services from, bulk purchasers (collectively, the “Sub-Wholesaler and Bulk Purchaser Agreements”), pursuant to that certain Assignment and Assumption of the Sub-Wholesaler and Bulk Purchaser Agreements (the “Sub-Wholesaler and Bulk Purchaser Agreements Assignment”);

d.	all of GPM’s right, title, duties, obligations and interests under certain marketer, distributor and supply agreements, pursuant to which, among other things, GPM purchases motor fuel from oil and companies and refiners, and other agreements ancillary thereto (the “Fuel Supplier Agreements”), other than certain upfront branding obligations, pursuant to that certain Assignment and Assumption of Fuel Supplier Agreements (the “Fuel Supplier Agreements Assignment”); and

e.	all of GPM’s, GPM2’s, GPM3’s and GPM Southeast’s right, title and interests in six convenience stores owned in fee, together with all benefits, privileges, rights as landlord, easements, tenements, hereditaments thereon or appertaining thereto, and any and all right, title and interest in and to adjacent roads and rights-of-way (the “Conveyed Real Property”), pursuant to certain Special Warranty Deeds (the “Special Warranty Deeds”).

The RR Agreements, GPM SBI, Sub-Wholesaler and Bulk Purchaser Agreements, Fuel Supplier Agreements and Conveyed Real Property are collectively referred to herein as the “Contributed Assets.” The RR Agreements Assignment, the GPM SBI Assignment, Sub-Wholesaler and Bulk Purchaser Agreements Assignment, Fuel Supplier Agreements Assignment and Special Warranty Deeds, and other agreements ancillary thereto, are collectively referred to herein as the “Assignment Documents.”

2.	OpCo will assume the obligations under $[27] million of trade payables (the “Assumed Trade Payables”) pursuant to that certain Assignment and Assumption of Assumed Trade Payables (the “Assumed Trade Payables Assumptions”) with GPM having executed an ongoing guaranty in favor of the creditors of the Assumed Trade Payables.

3.	GPM will enter into a fuel supply agreement with OpCo pursuant to which OpCo will supply fuel to GPM for the convenience stores of GPM and its subsidiaries other than the convenience stores owned by MW LLC, MW Corp and the subsidiaries of MW Corp and its wholesale customers (the “GPM Distribution Contract”).

4.	MW LLC and OpCo will enter into a wholesale fuel supply agreement pursuant to which OpCo will supply fuel to all of MW LLC’s convenience stores and which agreement will amend, replace and supersede the GPM RR Distribution Contract.

5.	GPM will contribute, assign, transfer, convey and deliver its 100% limited liability company interest in OpCo to the Partnership in exchange for (i) the Partnership’s assumption of $[36.1] million in term loans owed to PNC Bank (the “PNC Term Debt”), (ii) the Partnership’s assumption of the Affiliate Notes pursuant to the Affiliate Notes Assumptions, other than certain fees and minimum interest as set forth in the Affiliate Notes Assumptions, and (iii) GPM’s right to receive redemptive distributions for certain pre-formation capital expenditures attributable to the assets of the Partnership and its subsidiaries incurred within the two-year period prior to the date of this Agreement (the “Pre-Formation Capital Expenditures”). In connection with the assignment and assumption of the PNC Term Debt, PNC Bank and the Partnership will execute the PNC Term Loan Agreement in substantially the form attached as Exhibit 10.12 to the Registration Statement. In connection with the execution of the PNC Term Loan Agreement, GPM will execute a guaranty with respect to the PNC Term Debt.

6.	MW Corp will sell, convey, assign, transfer, contribute and deliver the MW Corp Contributed Assets to OpCo pursuant to the MW Corp Assignment Document in exchange for the MW Corp Units. Two wholly-owned subsidiaries of MW Corp, Village Pantry and Colonial Pantry, and OpCo will execute a fuel distribution contract in substantially the form attached as Exhibit 10.6 to the Registration Statement (the “GPM MW Distribution Contract”).

WHEREAS, at the Effective Time each of the following transactions will occur in the following order:

1.	GPM and the General Partner will amend and restate the Original LPA by executing the A&R LPA.

2.	GPM will contribute, assign, transfer, convey and deliver the Initial LP Interest to the Partnership in exchange for (i) the Sponsor Units, (ii) the right to receive the Deferred Issuance and Distribution and (iii) the right to receive the Borrowed Funds Distribution if the Over-Allotment Option is not exercised.

3.	The Partnership will redeem the Initial Capital Contribution.

4.	The General Partner will retain a non-economic general partner interest in the Partnership and receive the Incentive Distribution Rights.

5.	In connection with a firm commitment underwritten offering of the Firm Units (the “Offering”), the public, through the Underwriters, will contribute cash to the Partnership pursuant to the Underwriting Agreement, net of the Underwriters’ Spread, in exchange for the Firm Units.

6.	KeyBank and the Partnership, among others, will execute the Credit Agreement in substantially the form attached as Exhibit 10.4 to the Registration Statement providing for a term loan facility (the “Term Loan Facility”) and a revolving loan facility (the “Revolving Credit Facility”). In connection with the execution of the Credit Agreement, GPM will execute a guaranty of collection with respect all borrowings under to the Term Loan Facility.

WHEREAS, each of the following actions will occur at the times specified hereafter:

1.	The Partnership will use or reserve net proceeds from the sale of the Firm Units to repay the Affiliate Notes, repay trade payables and to purchase Treasuries that will be used to collateralize the PNC Term Debt. The Partnership will use borrowings under the Revolving Credit Facility to purchase Treasuries to collateralize the Term Loan Facility; provided that, if the Over-Allotment Option is exercised, the Partnership will instead use the net proceeds from the exercise of the Over-Allotment Option to purchase Treasuries to collateralize the Term Loan Facility.

2.	Upon the expiration of the period during which the Underwriters may exercise their Over-Allotment Option (the “Over-Allotment Option Period”), if the Underwriters have not exercised any portion of the Over-Allotment Option, the Partnership will issue [ ] additional Common Units to GPM. However, to the extent that the Underwriters exercise any portion of the Over-Allotment Option, the Partnership will (i) use the proceeds from the Over-Allotment Option to purchase additional Treasuries, (ii) use the Treasuries as collateral to borrow an equal amount of debt under the Term Loan Facility guaranteed by GPM (the “Over-Allotment Option Debt”), (iii) distribute the proceeds of the Over-Allotment Option Debt to GPM, and (iv) issue to GPM a number of Common Units equal to [ ] less the number of Common Units purchased by the Underwriters in connection in the Over-Allotment Option (such net proceeds, together with any Common Units issued to GPM pursuant to the preceding sentence, the “Deferred Issuance and Distribution”).

3.	Upon the earlier to occur of the expiration of the Over-Allotment Option Period or 45 days after the closing of the offering, the Partnership will borrow under the Term Loan Facility an amount equal to, in the event the Over-Allotment Option is not exercised, the Borrowed Funds Distribution, or in the event the Over-Allotment Option is exercised, the Over-Allotment Option Debt. The proceeds of the Borrowed Funds Distribution, if any, will be distributed by the Partnership to GPM.

WHEREAS, each of the Parties and the stockholders, members, partners, boards of directors or managers of the Parties, as the case may be, have taken all corporate, partnership, limited liability company or other action, as the case may be, required to be taken to approve the transactions contemplated by this Agreement.

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the Parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

The following defined terms will have the meaning given below:

“$6.014 million Note” has the meaning set forth in the recitals of this Agreement.

“$18.043 million Note” has the meaning set forth in the recitals of this Agreement.

“A&R LPA” means the First Amended and Restated Agreement of Limited Partnership of the Partnership, substantially in the form attached as Appendix A to the prospectus constituting part of the Registration Statement.

“Affiliate Notes” has the meaning set forth in the recitals of this Agreement.

“Affiliate Notes Assumptions” means collectively, the Assumption of Amended and Restated Secured Promissory Note among the Partnership, the General Partner and Arko Holdings, Ltd. and the Assumption of Amended and Restated Secured Promissory Note among the Partnership, the General Partner and GPM Holdings, Inc. in substantially the form attached as Exhibits 10.15 and 10.16 to the Registration Statement, respectively.

“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

“Assignment Documents” has the meaning set forth in the recitals of this Agreement.

“Assumed Trade Payables” has the meaning set forth in the recitals of this Agreement.

“Assumed Trade Payables Assumptions” has the meaning set forth in the recitals of this Agreement.

“Borrowed Funds” means an amount up to $20 million borrowed by the Partnership under the Term Loan Facility.

“Borrowed Funds Distribution” means the distribution of the Borrowed Funds by the Partnership to GPM.

“Colonial Pantry” has the meaning set forth in the introductory paragraph of this Agreement.

“Common Units” has the meaning set forth in the A&R LPA.

“Contributed Assets” has the meaning set forth in the recitals of this Agreement.

“Conveyed Real Property” has the meaning set forth in the recitals of this Agreement.

“Credit Agreement” means the Credit Agreement dated as of             , 2015 among the Partnership, as borrower, KeyBank, as administrative agent, Capital One, National Association, as syndication agent, Santander Bank, N.A., as documentation agent, and the lenders from time to time party thereto.

“Deferred Issuance and Distribution” has the meaning set forth in the recitals of this Agreement.

“Delaware LLC Act” has the meaning set forth in the recitals of this Agreement.

“Effective Time” means the date and time of the delivery of the Firm Units and payment therefor as set forth in the Underwriting Agreement.

“Firm Units” means the Common Units to be sold to the Underwriters pursuant to the terms of the Underwriting Agreement, excluding the Option Units.

“Fuel Supplier Agreements” has the meaning set forth in the recitals of this Agreement.

“Fuel Supplier Agreements Assignment” has the meaning set forth in the recitals of this Agreement.

“General Partner” has the meaning set forth in the introductory paragraph of this Agreement.

“GPM” has the meaning set forth in the introductory paragraph of this Agreement.

“GPM2” has the meaning set forth in the introductory paragraph of this Agreement.

“GPM3” has the meaning set forth in the introductory paragraph of this Agreement.

“GPM Distribution Contract” has the meaning set forth in the recitals to this Agreement.

“GPM MW Distribution Contract” has the meaning set forth in the recitals to this Agreement.

“GPM RR Distribution Contract” has the meaning set forth in the recitals to this Agreement.

“GPM SBI” has the meaning set forth in the recitals of this Agreement.

“GPM SBI Assignment” has the meaning set forth in the recitals of this Agreement.

“GPM Southeast” has the meaning set forth in the introductory paragraph of this Agreement.

“Incentive Distribution Rights” has the meaning set forth in the A&R LPA.

“Initial Capital Contribution” has the meaning set forth in the recitals of this Agreement.

“Initial LP Interest” has the meaning set forth in the recitals of this Agreement.

“KeyBank” means KeyBank National Association.

“MW Corp” has the meaning set forth in the introductory paragraph of this Agreement.

“MW Corp Assignment Document” means the assignment document under which MW Corp will irrevocably assign to OpCo, and OpCo will unconditionally accept, all of the rights and obligations of MW Corp in, to and under the MW Corp Contributed Assets.

“MW Corp Common Units” means              Common Units.

“MW Corp Contributed Assets” means (i) the wholesale supplier based intangible associated with MW Corp’s and its subsidiaries’ convenience store business and (ii) the fuel supply contracts entered into by Colonial Pantry and Village Pantry and used by MW Corp to supply the convenience stores of MW Corp and its subsidiaries.

“MW Corp Subordinated Units” means              subordinated units representing limited partner interests in the Partnership.

“MW Corp Units” means the MW Corp Common Units and the MW Corp Subordinated Units.

“MW LLC” has the meaning set forth in the recitals of this Agreement.

“MW Sub” has the meaning set forth in the introductory paragraph of this Agreement.

“Offering” has the meaning set forth in the recitals of this Agreement.

“OpCo” has the meaning set forth in the introductory paragraph of this Agreement.

“Option Units” means the Common Units subject to the Over-Allotment Option.

“Original LPA” has the meaning set forth in the recitals of this Agreement.

“Over-Allotment Option” means the Underwriter’s option to purchase a number of Common Units up to 15% of the Firm Units pursuant to the Underwriting Agreement.

“Over-Allotment Option Debt” has the meaning set forth in the recitals to this Agreement.

“Over-Allotment Option Period” has the meaning set forth in the recitals to this Agreement.

“Partnership” has the meaning set forth in the introductory paragraph of this Agreement.

“Party” and/or “Parties” have the meanings set forth in the introductory paragraph of this Agreement.

“PNC Bank” means PNC Bank, National Association.

“PNC Term Debt” has the meaning set forth in the recitals of this Agreement.

“PNC Term Loan Agreement” means the Term Loan and Security Agreement between PNC Bank, as lender and as agent, and the Partnership.

“Pre-Formation Capital Expenditures” has the meaning set forth in the recitals of this Agreement.

“Registration Statement” means the Registration Statement on Form S-1 filed with the Securities and Exchange Commission (Registration No. 333-203507), as amended.

“Revolving Credit Facility” has the meaning set forth in the recitals of this Agreement.

“Road Ranger Acquisition” means the acquisition of certain convenience stores and one stand-alone quick service restaurant pursuant to the Road Ranger APA.

“Road Ranger APA” has the meaning set forth in the recitals of this Agreement.

“RR Agreements” has the meaning set forth in the recitals of this Agreement.

“RR Agreements Assignment” has the meaning set forth in the recitals of this Agreement.

“RR SBI” has the meaning set forth in the recitals of this Agreement.

“Special Warranty Deeds” has the meaning set forth in the recitals of this Agreement.

“Sponsor Common Units” means              Common Units.

“Sponsor Subordinated Units” means              subordinated units representing limited partner interests in the Partnership.

“Sponsor Units” means the Sponsor Common Units and Sponsor Subordinated Units.

“Structuring Fee” means a structuring fee equal to     % of the gross proceeds of the offering payable by the Partnership to Raymond James & Associates, Inc.

“Sub-Wholesaler and Bulk Purchaser Agreements” has the meaning set forth in the recitals of this Agreement.

“Sub-Wholesaler and Bulk Purchaser Agreements Assignment” has the meaning set forth in the recitals of this Agreement.

“Term Loan Facility” has the meaning set forth in the recitals of this Agreement.

“Treasuries” means U.S. Treasury or other similar securities.

“Underwriters” means the underwriting syndicate listed in Schedule I of the Underwriting Agreement.

“Underwriters’ Spread” means the Underwriters’ discount as set forth in the Underwriting Agreement plus the Structuring Fee.

“Underwriting Agreement” means the firm commitment underwriting agreement in substantially the form attached as Exhibit 1.1 to the Registration Statement.

“Village Pantry” has the meaning set forth in the introductory paragraph of this Agreement.

ARTICLE II

TRANSACTIONS PRECEDING THE EFFECTIVE TIME

The Parties acknowledge and agree that the following actions shall occur immediately prior to the Effective Time in the order set forth herein:

Section 2.1 Conveyance of Contributed Assets to OpCo. The Parties acknowledge the sale, conveyance, assignment, transfer, contribution and delivery by GPM to OpCo of the Contributed Assets pursuant to the Assignment Documents.

Section 2.2 Assumption of Trade Payables by OpCo. OpCo will assume the obligations under the Assumed Trade Payables pursuant to Assumed Trade Payables Assumptions and GPM will have executed an ongoing guaranty in favor of the creditors of the Assumed Trade Payables.

Section 2.3 Entry into the GPM Distribution Contract. GPM and OpCo will enter into the GPM Distribution Contract.

Section 2.4 Contribution of Interests in OpCo to the Partnership. GPM will contribute, assign, transfer, convey and deliver a 100% limited liability company interest in OpCo to the Partnership, and the Partnership will accept such interests. The Partnership will issue to GPM the right to receive redemptive distributions for the Pre-Formation Capital Expenditures.

Section 2.5 Assumption of Affiliate Notes by the Partnership. The Partnership will assume the Affiliate Notes pursuant to the Affiliate Notes Assumptions.

Section 2.6 Assignment and Assumption of PNC Term Debt and Execution of PNC Term Loan Agreement. GPM will irrevocably assign to the Partnership, and the Partnership will unconditionally assume the PNC Term Debt. In connection with the assignment and assumption of the PNC Term Debt, the Partnership will execute the PNC Term Loan Agreement in substantially the form attached as Exhibit 10.12 to the Registration Statement. In connection with the execution of the PNC Term Loan Agreement, GPM will execute a guaranty with respect to the PNC Term Debt.

Section 2.7 Contribution of MW Corp Contributed Assets to OpCo. The sale, conveyance, assignment, transfer, contribution and delivery by MW Corp to OpCo of the MW Corp Contributed Assets pursuant to the MW Corp Assignment Document in exchange for the MW Corp Units shall occur and Village Pantry, Colonial Pantry and OpCo will enter into the GPM MW Distribution Contract.

ARTICLE III

CONTRIBUTION, SALE, ACKNOWLEDGEMENTS AND DISTRIBUTIONS

Section 3.1 Execution of A&R LPA. GPM and the General Partner will amend and restate the Original LPA by executing the A&R LPA, with such changes as GPM and the General Partner may deem necessary or advisable.

Section 3.2 Transfer of Initial LP Interests to the Partnership. GPM transfers the Initial LP Interests to the Partnership in exchange for (a) the Sponsor Units, (b) the right to receive the Deferred Issuance and Distribution, and (c) the right to receive the Borrowed Funds Distribution if the Over-Allotment Option is not exercised.

Section 3.3 Redemption of the Initial LP Interests. For and in consideration of the payment by the Partnership of $1,000 to GPM as a refund of the Initial Capital Contribution to the Partnership, along with 100% of any interest or profit that resulted from the investment or other use of such Initial Capital Contribution, the Partnership hereby redeems all of the Initial LP Interests of GPM.

Section 3.4 Retention of General Partner Interest. The General Partner hereby retains its noneconomic general partner interest in the Partnership. The Incentive Distribution Rights are hereby issued to the General Partner.

Section 3.5 Underwriter Cash Contribution. The Parties acknowledge that the Partnership is undertaking the Offering, and the public through the Underwriters, pursuant to the Underwriting Agreement, will make a capital contribution to the Partnership in cash in an amount determined pursuant to the terms of the Underwriting Agreement in exchange for the issuance by the Partnership to the Underwriters of the Firm Units and the Over-Allotment Option.

Section 3.6 Credit Agreement. KeyBank and the Partnership, among others, will execute the Credit Agreement in substantially the form attached as Exhibit 10.4 to the Registration Statement providing for the Term Loan Facility and the Revolving Credit Facility. In connection with the execution of the Credit Agreement, GPM will execute a guaranty of collection with respect to all borrowings under the Term Loan Facility.

Section 3.7 Use of Offering Proceeds. The Partnership will use net proceeds from the sale of the Firm Units to (a) repay the Affiliate Notes, (b) repay approximately $[26.8] million in trade payables and (c) to purchase $[36.1] million in Treasuries that will be used to collateralize the PNC Term Debt. The Partnership will use borrowings under the Revolving Credit Facility to purchase Treasuries to collateralize the Term Loan Facility; provided that, if the Over-Allotment Option is exercised, the Partnership will instead use the net proceeds from the exercise of the Over-Allotment Option to purchase Treasuries to collateralize the Term Loan Facility.

Section 3.8 Payment of Transaction Expenses and Distribution by the Partnership to GPM. The Parties acknowledge the payment and distribution by the Partnership, in connection with the transactions contemplated hereby, of estimated transaction expenses in the amount of approximately $         million (excluding the Underwriters’ Spread).

ARTICLE IV

ADDITIONAL TRANSACTIONS

Section 4.1 Deferred Issuance and Distribution. Upon the earlier to occur of the expiration of the Over-Allotment Option Period or the exercise in full of the Over-Allotment Option, the Partnership will issue to GPM a number of additional Common Units that is equal to the difference, if any, of (x) the total number of Option Units less (y) the aggregate number of Common Units, if any, actually purchased by and issued to the Underwriters pursuant to the exercise(s) of the Over-Allotment Option. Upon each exercise of the Over-Allotment Option, the Partnership will (i) use the net proceeds from the Over-Allotment Option to purchase additional Treasuries, (ii) use the Treasuries as collateral to collateralize the Over-Allotment Option Debt, (iii) distribute the proceeds of the Over-Allotment Option Debt to GPM, and (iv) issue to GPM a number of Common Units equal to [    ] less the number of Common Units purchased by the Underwriters in connection with the Over-Allotment Option.

Section 4.2 Over-Allotment Option Debt. Upon earlier to occur of the expiration of the Over-Allotment Option Period or 45 days after the closing of the offering, the Partnership will borrow under the Term Loan Facility an amount equal to (i) in the event the Over-Allotment Option is not exercised, the Borrowed Funds Distribution, or (ii) in the event the Over-Allotment Option is exercised, the Over-Allotment Option Debt. The proceeds of the Borrowed Funds Distribution, if any, will be distributed by the Partnership to GPM.

ARTICLE V

MISCELLANEOUS

Section 5.1 Further Assurances. From time to time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be reasonably necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively to carry out the purposes and intent of this Agreement.

Section 5.2 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

Section 5.3 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

Section 5.4 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement.

Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

Section 5.5 Entire Agreement. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the Parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the Parties after the date of this Agreement.

Section 5.6 Amendment or Modification. This Agreement may be amended or modified at any time or from time to time only by a written instrument, specifically stating that such written instrument is intended to amend or modify this Agreement, signed by each of the Parties.

Section 5.7 Construction. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to,” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

Section 5.8 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument. The delivery of an executed counterpart copy of this Agreement by facsimile or electronic transmission in PDF format shall be deemed to be the equivalent of delivery of the originally executed copy thereof.

Section 5.9 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

Section 5.10 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law.

IN WITNESS WHEREOF, this Agreement has been duly executed by the Parties as of the date first written above.

GPM PETROLEUM LP

By:	GPM Petroleum GP, LLC,
its general partner

By:
Name:	Arie Kotler
Title:	Chairman, Chief Executive Officer and President

By:
Name:	Don Bassell
Title:	Chief Financial Officer

GPM PETROLEUM GP, LLC

By:
Name:	Arie Kotler
Title:	Chairman, Chief Executive Officer and President

By:
Name:	Don Bassell
Title:	Chief Financial Officer

GPM INVESTMENTS, LLC

By:
Name:	Arie Kotler
Title:	Chief Executive Officer

By:
Name:	Don Bassell
Title:	Chief Financial Officer

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CONTRIBUTION AGREEMENT

GPM PETROLEUM, LLC

By:
Name:	Arie Kotler
Title:	Chief Executive Officer

By:
Name:	Don Bassell
Title:	Chief Financial Officer

WOC SOUTHEAST HOLDING CORP.

By:
Name:	Arie Kotler
Title:	Chief Executive Officer

By:
Name:	Don Bassell
Title:	Chief Financial Officer

VILLAGE PANTRY, LLC

By:
Name:	Arie Kotler
Title:	Chief Executive Officer

By:
Name:	Don Bassell
Title:	Chief Financial Officer

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CONTRIBUTION AGREEMENT

COLONIAL PANTRY HOLDINGS, LLC

By:
Name:	Chris Giacobone
Title:	Chief Operating Officer

By:
Name:	Don Bassell
Title:	Chief Financial Officer

GPM2, LLC

By:
Name:	Arie Kotler
Title:	Chief Executive Officer

By:
Name:	Don Bassell
Title:	Chief Financial Officer

GPM3, LLC

By:
Name:	Arie Kotler
Title:	Chief Executive Officer

By:
Name:	Don Bassell
Title:	Chief Financial Officer

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CONTRIBUTION AGREEMENT

GPM SOUTHEAST, LLC

By:
Name:	Arie Kotler
Title:	Chief Executive Officer

By:
Name:	Don Bassell
Title:	Chief Financial Officer

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CONTRIBUTION AGREEMENT